                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY


                  FILING OF REGISTRATION STATEMENT ON FORM S-4


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Litton Industries, Inc., a Delaware corporation ("Litton"), hereby nominate and appoint W. BURKS TERRY and JOHN H. MULLAN, and each of them acting or signing singly, his or her agents and attorneys-in-fact, in his or her name to execute and/or file (1) a registration statement on Form S-4 under the Securities Act of 1933, as amended, (the "Act"), in connection with the registration, offer and sale under the Act of the guarantee by Litton of $750,000,000 aggregate principal amount of Northrop Grumman Systems Corporation's ("Northrop Systems") 7 1/8% Exchange Notes due 2011 and $750,000,000 aggregate principal amount of Northrop Systems' 7 3/4% Exchange Debentures due 2031, which will be issued in exchange for Northrop Systems' outstanding 7 1/8% Notes due 2011 and 7 3/4% Debentures due 2031, respectively; and (2) any one or more amendments to any part of the foregoing registration statement, including any post-effective amendments or appendices or supplements that may be required to be filed under the Act to keep such registration statement effective or to terminate its effectiveness.

     Further, the undersigned does hereby authorize and direct the said agents and attorneys-in-fact to take any and all acts and execute and file any and all documents with the Securities and Exchange Commission ("SEC"), or state regulatory agencies, necessary, proper or convenient in their opinion to comply with the Act and the rules and regulations or orders of the SEC, or state regulatory agencies, adopted or issued pursuant thereto, including the making of any requests for acceleration of the effective date of said registration statement, to the end that the registration statement of the Corporation shall become effective under the Act and any other applicable law.

     Finally, the undersigned do hereby ratify, confirm and approve each and every act and document which the said appointed agents and attorneys-in-fact may take, execute or file pursuant thereto with the same force and effect as though such action had been taken or such documents had been executed or filed by the undersigned respectively.

     This Power of Attorney shall remain in full force and effect until revoked or superseded by written notice filed with the SEC.

                            [Signature page follows]

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney on May 8, 2001.



/s/ Ronald D. Sugar                           President and Chief Executive Officer
------------------------------------          (Principal Executive Officer)
Ronald D. Sugar

/s/ D. Michael Steuert                        Senior Vice President and Chief Financial Officer
------------------------------------          (Principal Financial Officer)
D. Michael Steuert

/s/ Sandra J. Wright                          Vice President and Controller
------------------------------------          (Principal Accounting Officer)
Sandra J. Wright

/s/ Alton J. Brann                            Director
------------------------------------
Alton J. Brann

/s/ Joseph T. Casey                           Director
------------------------------------
Joseph T. Casey

/s/ J. Michael Hately                         Director
------------------------------------
J. Michael Hately

/s/ John M. Leonis                            Director
------------------------------------
John M. Leonis

/s/ John H. Mullan                            Director
------------------------------------
John H. Mullan

/s/ Albert F. Myers                           Director
------------------------------------
Albert F. Myers

/s/ Robert B. Spiker                          Director
------------------------------------
Robert B. Spiker

/s/ W. Burks Terry                            Director
------------------------------------
W. Burks Terry

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